UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

Quanex Building Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Bunker Hill Road, Suite 900 Houston. Texas	77024
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (713) 961-4600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 22, 2024, the boards of Quanex Building Products Corporation (“Quanex”) (the “Quanex Board”) and Tyman plc (“Tyman”) (the “Tyman Board”) announced (the “Transaction Announcement”) that they had reached agreement on the terms of a recommended cash and share offer for the entire issued ordinary share capital of Tyman (the “Transaction”). It is intended that the Transaction will be implemented by means of a scheme of arrangement (the “Scheme”) under Part 26 of the Companies Act 2006, as amended (the “UK Companies Act”). On June 11, 2024, Tyman published a shareholder circular relating to the Scheme (the “Scheme Document”). The Transaction may be implemented by way of takeover offer (as defined in the UK Companies Act) (the “Takeover Offer”).

As previously disclosed in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2024, Tyman shareholders may (i) receive 240 pence in cash and 0.05715 of a share of Quanex common stock, par value of $0.01 per share, to be newly issued in connection with the Transaction (the “New Quanex Shares”) for each Tyman ordinary share held as of the date and time specified in the Scheme Document (such time being the “Scheme Record Time,” such shares, the “Tyman Shares” and such default option, the “Main Offer”) or (ii) under an alternative to the Main Offer, elect to receive New Quanex Shares at an exchange ratio of 0.14288 of a New Quanex Share for each Tyman Share held at the Scheme Record Time (such option, the “Capped All-Share Alternative”), provided, that, the Capped All-Share Alternative shall be made available for up to 25% of the Tyman Shares outstanding at the date the Scheme becomes effective.

Special Tyman Dividend

Since the Transaction Announcement, members of Quanex management and Tyman management have engaged with certain Tyman shareholders, and in particular have noted the views of certain Tyman shareholders about the terms of the Transaction, in particular, the decline in the Quanex share price and the adverse movement in the Dollar to Pound Sterling exchange rate following the Transaction Announcement. As such, on June 28, 2024, Quanex and Tyman announced they have reached agreement on a revised proposal pursuant to which, in addition to the consideration already proposed in the Transaction Announcement (under the Main Offer or as an alternative, the Capped All-Share Alternative), each eligible Tyman shareholder at the Scheme Record Time will be entitled to receive, for each Tyman Share held, a special interim dividend of 15 pence in cash (such dividend, the “Special Dividend”). The Special Dividend will be conditional upon, and only payable upon the sanction of the Scheme by the High Court of Justice in England and Wales at the Court Hearing (as defined in the Scheme Document).

Irrevocable Undertaking

The Scheme is subject to the approval of Tyman’s shareholders in accordance with the UK Companies Act. Since the Transaction Announcement and in connection with the Special Dividend, Quanex has also received an irrevocable undertaking from Alantra EQMC Asset Management SGIIC, S.A. (“Alantra”) acting on behalf of each of EQMC Europe Development Capital Fund and Mercer QIF Common Contractual Fund, to vote, or procure the vote of a total of 19,778,273 Tyman Shares representing approximately 10.05% of the issued share capital of Tyman as of June 27, 2024, in favor of the Scheme, or if the Transaction is implemented by way of a Takeover Offer, Alantra has agreed that it will accept such Takeover Offer (the “Alantra Irrevocable Undertaking”). Accordingly, as of June 28, 2024, Quanex has received irrevocable undertakings from Tyman shareholders in respect of a total of 52,587,295 Tyman Shares representing approximately 26.73 % of the issued share capital of Tyman as of June 27, 2024.

The Alantra Irrevocable Undertaking will continue to be binding in the event that a higher competing offer is made for Tyman unless that competing offer (i) is not subject to any pre-conditions; (ii) has been publicly recommended by the Tyman Board; and (iii) represents a greater than 12.5% increase in value compared to the consideration to be received by Tyman shareholders who receive the Main Offer.

The undertaking will cease to be binding in certain circumstances, including, if: (i) Quanex has elected (with the consent of the UK Panel on Takeovers and Mergers (the “Takeover Panel”)) to proceed with the implementation of the Transaction by way of Takeover Offer and the offer document has not been posted to Tyman shareholders within 28 days (or such other date as the Takeover Panel may require) after the date of publication of the announcement made in accordance with the requirements of paragraph 8 of Appendix 7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”); (ii) Tyman publicly announces that the Tyman Board has withdrawn its recommendation of the Transaction as a result of a reduction in the value of the consideration to be received by Tyman shareholders (and provided that announcement expressly refers to such reduction in value as a reason for its withdrawn recommendation); (iii) on the date upon which any competing third party offer or scheme of arrangement becomes or is declared unconditional in all respects or otherwise becomes effective in accordance with the requirements of the Code; or (iv) the Transaction is terminated, withdrawn or lapses or if no new, revised or replacement offer or scheme has then been announced by Quanex in accordance with Rule 2.7 of the Code at the same time.

Item 9.01.	Financial Statements and Exhibits.

99.1	Form of Deed of Irrevocable Undertaking
104	The cover page of this Current Report on Form 8-K (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the Transaction. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of Quanex following completion of the Transaction. Although Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the Transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Transaction (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the Transaction is implemented, the inability to integrate successfully Quanex’s and Tyman’s operations when (and if) the Transaction is implemented and Quanex incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Transaction when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Proxy Statement and Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this Current Report on Form 8-K.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report on Form 8-K. All subsequent oral or written forward-looking statements attributable to Quanex, Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither of Quanex or Tyman undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

Publication of this Current Report on Form 8-K on website

A copy of this Current Report on Form 8-K will be available, free of charge, subject to certain restrictions relating to persons resident in Restricted Jurisdictions on Quanex's website at https://www.roadto2b.com by no later than 12:00 p.m. (London time) on the business day following the date of this Current Report on Form 8-K.

For the avoidance of doubt, the contents of this website and any websites accessible from hyperlinks on this website are not incorporated into, and do not form part of, this Current Report on Form 8-K.

Important Additional Information will be Filed with the SEC

In connection with the Transaction, Quanex filed the Proxy Statement with the SEC. Before making any voting decision, Quanex’s stockholders are urged to read the Proxy Statement and other relevant documents filed or to be filed with the SEC in connection with the Transaction or incorporated by reference in the Proxy Statement carefully and in their entirety because they contain important information about the Transaction and the share issuance proposal. Quanex’s stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov or directing a written request to Quanex (Attention: Investor Relations), at 945 Bunker Hill Road, Suite 900, Houston, Texas 77024 or from Quanex’s website at https://investors.quanex.com.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this Current Report on Form 8-K is not an offer of securities for sale into the United States or in any other jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Transaction will be made solely by means of the scheme document published by Tyman, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the Transaction. Any decision in respect of, or other response to, the Transaction, should be made only on the basis of the information contained in such document(s) and the Proxy Statement. If, in the future, Quanex ultimately seeks to implement the Transaction by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations.

This Current Report on Form 8-K does not constitute a prospectus or a prospectus exempted document.

Participants in the Solicitation

Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the Transaction, including the share issuance proposal. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the Transaction, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement. Additional information regarding Quanex’s directors and executive officers is contained in Quanex’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Building Products Corporation

Date: June 28, 2024	By:	/s/ Scott Zuehlke
Name: Scott Zuehlke
Title: SVP, CFO and Treasurer